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                                   Exhibit "B"
                                    Form 13-d

---------------------------------------- -------------------------------------- --------------------------------------
                 Hotel                                 Location                                 Rooms
---------------------------------------- -------------------------------------- --------------------------------------
             Grand Meigas                              Acapulco                                  260
---------------------------------------- -------------------------------------- --------------------------------------
             Best Western                             Hermosillio                                 73
---------------------------------------- -------------------------------------- --------------------------------------
          Riviera San Felipe                          San Felipe                                  60
---------------------------------------- -------------------------------------- --------------------------------------
            All Suite Hotel                           Hermosillio                                150
---------------------------------------- -------------------------------------- --------------------------------------

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         See Form 8-K for additional detail.